Exhibit 10.19

AMENDMENT NO. 1 TO PURCHASE AND MANUFACTURING

SERVICES AGREEMENT

IN THIS AMENDMENT dated January 29, 2000, Solectron Corporation and its affiliates, (“Solectron”) and NCR CORPORATION (“NCR”) agree to amend as follows the Purchase and Manufacturing Services Agreement between them effective April 27, 1998 (“Agreement”):

1. NCR’s subsidiary, NCR Global Solutions, Ltd., shall be deemed an Affiliate under Section 5.6 of Article I.

This Amendment is effective on January 1, 2001.

If there is a conflict between any term of the Agreement added or expressly changed by this Amendment and any other term of the Agreement, the term added or expressly changed by this Amendment shall control. Except as this Amendment specifically provides the Agreement remains effective according to its terms without change.

ACCEPTED:

SOLECTRON CORPORATION		NCR CORPORATION

By:	/s/ Frank S. Lugger	By:	/s/ Bruce A. Langos
Printed:	/s/ Frank S. Lugger	Printed:	/s/ Bruce A. Langos
Title:	V.P. & G. M.	Title:	VP Business Operations and New Business Development
Date:	7/18/01	Date:	May 17, 2001